UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): April 2, 2008



                             Medis Technologies Ltd.
             (Exact name of Registrant as specified in its charter)


        Delaware                       0-30391                   13-3669062
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                805 Third Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 935-8484


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

     On April 2, 2008, we entered into a Representation Agreement (the "Rising Sun Agreement") with Rising Sun Holdings Inc. ("Rising Sun") in connection with the promotion of our 24/7 Power Pack (the "Product") to certain third parties in India with whom Rising Sun has existing business connections (each, a "Rising Sun Potential Customer").

     On April 4, 2008, through our subsidiary, More Energy Ltd., we entered into a similar Representation Agreement (the "Nickoli Agreement," and together with the Rising Sun Agreement, the "Agreements") with Nickoli LLC ("Nickoli," and together with Rising Sun, the "Representatives") in connection with the promotion of the Product to certain third parties in South America with whom Nickoli has existing business connections (each, a "Nickoli Potential Customer," and together with the Rising Sun Potential Customers, the "Potential Customers").

     Under to the terms of the Agreements, each Representative has agreed to promote the Product to the Potential Customers, on an exclusive basis for a period of six years from the effective date of such Agreement. In addition, each Representative has agreed to refrain from promoting any product that is competitive with the Product during the term of its respective Agreement and during the six months after the expiration of such Agreement. In exchange for the services to be provided by each Representative under the terms of its respective Agreement, we have agreed to pay such Representative a fee for each Product that we sell to each of its Potential Customers. We have also agreed to refrain from directly marketing the Product to each respective Representative's Potential Customers, however, such prohibition does not restrict our ability to enter into distribution agreements with third parties with respect to the Product.

     The Rising Sun and Nickoli Agreements are filed as Exhibits 99.1 and 99.2, respectively, to this report, and the description of each is qualified in its entirety by reference to such exhibit.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


    Exhibit No.     Description
    -----------     -----------

      99.1 Representation Agreement dated April 2, 2008, between Medis Technologies Ltd. and Rising Sun Holdings Inc. (1)

      99.2 Representation Agreement dated April 4, 2008, between More Energy Ltd. and Nickoli LLC (1)

---------------------------
(1) Portions of this document have been omitted and submitted separately with the Securities and Exchange Commission pursuant to a request for "Confidential Treatment."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 9, 2008


                                    MEDIS TECHNOLOGIES LTD.



                                    By:    /s/ Howard Weingrow
                                        ----------------------------------------
                                         Name:   Howard Weingrow
                                         Title:  Deputy Chairman and
                                                 Chief Operating Officer